Exhibit 1



                    Entergy Louisiana, Inc.

                    W3A Funding Corporation


                         $307,632,000

Waterford 3 Secured Lease Obligation Bonds, 8.09% Series due 2017


                     UNDERWRITING AGREEMENT


                                             June 26, 1997


Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

           Each of the undersigned, Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), and W3A Funding Corporation, a Delaware corporation ("Funding Corporation"), hereby confirms its agreement with you, as the several underwriters (the "Underwriters", which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 12 provided), as follows:

          1. Introduction. The Funding Corporation proposes to issue and sell $307,632,000 in aggregate principal amount of its
Waterford 3 Secured Lease Obligation Bonds, 8.09% Series due 2017
(the  "Bonds") pursuant to a Collateral Trust Indenture dated  as of July 1, 1997, as supplemented by Supplemental Indenture No.  1 thereto dated as of July 1, 1997 (the "Supplemental Indenture"), among the Funding Corporation, the Company and Bankers Trust
Company,  as  trustee  (the  "Trustee")  (such  Collateral  Trust
Indenture, as so supplemented, the "Trust Indenture").

          2.
      Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Underwriter shall purchase from the Funding Corporation, at the time and place herein specified, severally and not jointly, and the Funding Corporation shall issue and sell to each of the Underwriters, the following principal amounts of the Bonds at a price of 100% of the principal amount thereof:


Name                                    Principal Amount

Morgan Stanley & Co. Incorporated       $153,816,000
Citicorp Securities, Inc.                153,816,000
                                        ------------
                                        $307,632,000

           It  is understood that the Underwriters will offer the
Bonds  for  sale  as  set  forth in the  Prospectus  (as  defined
herein).    Neither  series  of  the  Bonds  shall  be  purchased
hereunder unless both series are purchased.

          Concurrently with such purchase, issuance and sale, the Owner Participant referred to below will pay to the several
Underwriters in immediately available funds an underwriting commission of .875% of the principal amount thereof ($2,691,780). The Company acknowledges that the fees and expenses of counsel to the Underwriters shall be included on the invoice of transaction expenses to be delivered by First National Bank of Commerce, as owner trustee (the "Owner Trustee"), on or prior to the Closing Date (as defined herein), pursuant to Sections 3.01(a)(iii) and 3.01(b) of the Refunding Agreements Nos. 1, 2 and 3, each dated as of June 27, 1997, among the Funding Corporation, the Company, the Owner Participant named therein, the Owner Trustee, Bankers Trust Company, as corporate indenture trustee, and Stanley Burg, as individual indenture trustee (the "Refunding Agreements"), and to be paid by the Owner Trustee with funds provided by such Owner Participant and from proceeds from the sale of the Bonds.

          3. Description of Bonds. The Bonds and the Trust Indenture shall have the terms and provisions described in the Prospectus, provided that subsequent to the date hereof and prior to the Closing Date the form of the Trust Indenture (including the Supplemental Indenture) may be amended by mutual agreement among the Funding Corporation, the Company and the Underwriters.

          4. Representations and Warranties of the Company and the Funding Corporation. (a) The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

               (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

               (ii) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-
     3 (File No. 333-01329) for the registration of $322,526,000 aggregate principal amount of the Bonds under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement, as amended by Amendments No. 1 and No. 2 thereto, has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds. The prospectus forming a part of such registration statement, at the time such registration statement became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form
     S-3, is hereinafter referred to as the "Basic Prospectus". In the event that (A) the Basic Prospectus shall have been amended, revised or supplemented prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds, or (B) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time such registration statement initially became effective and prior to the time of effectiveness of this Underwriting Agreement, which are deemed to be incorporated by reference in the Basic Prospectus pursuant to
     Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference.
     Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting
     Agreement (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (the "Prospectus Supplement") to be transmitted for filing to the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

               (iii) (A) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 7(d), the Company will not file any amendment to the Registration Statement or supplement to the Prospectus, and (B) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which Counsel for the Underwriters shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

               (iv) The Registration Statement, at the time it became effective, and the Trust Indenture, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of
     1939, as amended (the "TIA"), and the rules and regulations of the  Commission  thereunder or pursuant to  said  rules  and
     regulations did or will be deemed to comply therewith.   The
     documents incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (A) the date the Registration Statement was declared effective by the Commission under the Securities Act and (B) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (A) or (B) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective, the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this subsection (iv) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statement of eligibility on Form T-1 filed as an exhibit to the Registration Statement (the "Statement of Eligibility").

               (v) Each of (A) the Participation Agreements (as defined in the Prospectus), (B) the Granting Clause Documents (as defined in Appendix A to the Participation Agreements), (C) the Trust Indenture, (D) the Refunding Agreements and (E) this Underwriting Agreement (the documents described in clauses (A) through (D) above, as they each may be amended or supplemented as of the Closing Date, being collectively referred to herein as the "Transaction Documents") has been or, as of the Closing Date, will be, duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by each other party thereto, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and, with respect to this Underwriting Agreement, subject to any principles of public policy limiting the right to enforce the indemnification and contribution provisions contained herein.

               (vi) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Transaction Documents or any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

                (vii) Except as set forth or contemplated in the Prospectus, as it may be then amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted (including, without limitation, the performance of its current obligations under the Transaction Documents) without any known conflicts with the rights of others that could have a material adverse effect on the Company.

               (viii)
         It is not necessary for the Funding Corporation to register as an investment company pursuant to the Investment Company Act of 1940, as amended, in order to participate in the transactions contemplated by the Prospectus.

          (a) The Funding Corporation represents and warrants to the several Underwriters that each of the Participation Agreements, the Refunding Agreements, the Trust Indenture, this Underwriting Agreement and the Bonds has been or, as of the Closing Date, will be, duly authorized, executed and delivered by the Funding Corporation and, assuming the due authorization, execution, authentication and delivery thereof by each other party thereto, will constitute a legal, valid and binding obligation of the Funding Corporation enforceable against the Funding Corporation in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and, with respect to this Underwriting Agreement, subject to any principles of public policy limiting the right to enforce the indemnification and contribution provisions contained herein.

          5. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this
Underwriting  Agreement as in their judgment is  advisable.   The
Company is further advised by the Underwriters that the Bonds are to be offered to the public at the respective initial public offering prices specified in the Prospectus Supplement plus accrued interest thereon, if any, from the Closing Date.

          6. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer in immediately  available funds to the corporate  indenture  trustee under  each  Lease Indenture (as defined in the Prospectus),  for the account of the Funding Corporation, shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New
York, at 10:00 A.M., New York time, on July 17, 1997, or at  such other time on the same or such other day as shall be agreed  upon by  the Company and Morgan Stanley & Co. Incorporated, or as  may
be  established in accordance with Section 12 hereof.   The  hour
and date of such delivery and payment are herein called the "Closing Date."

           The Bonds shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company ("DTC") in New York, New York. The certificates for the Bonds shall be in the form of two typewritten bonds in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co, as nominee of DTC. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between Morgan Stanley & Co. Incorporated and the Company, or at such other time and/or date as may be agreed upon between Morgan Stanley & Co. Incorporated and the Company.

           On the Closing Date, the Owner Participant referred to in Section 2 hereof will pay the underwriting commissions payable at such time to the Underwriters pursuant to Section 2 hereof by wire transfer in immediately available funds to an account designated by Morgan Stanley & Co. Incorporated for the accounts of the several Underwriters.

          7. Covenants of the Funding Corporation and the Company. Each of the Funding Corporation and the Company covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the Registration Statement in the form that it became effective or a conformed copy thereof, certified by an officer of the Company to be in such form.

          (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

           (e) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise Morgan Stanley & Co. Incorporated promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Funding Corporation or the Company shall have received notice. Each of the Funding Corporation and the Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company or the Funding Corporation, or of which the Company shall be advised by the Underwriters in writing, shall occur that in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act that will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this
     Section 7(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement and such expenses shall be borne by the Underwriters thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) At any time within six months of the date hereof, the Company and the Funding Corporation will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided, that neither the Funding Corporation nor the Company shall be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by it to be unduly burdensome.

          (g) The Company will, except as herein provided, pay or cause to be paid all fees, expenses and taxes incident to the performance of the Company's and the Funding Corporation's obligations under this Underwriting Agreement including, but not limited to, (i) the preparation and filing of the Registration Statement and any post-effective amendment thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Trust Indenture, (iii) legal fees and expenses relating to the qualification of the
     Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $20,000, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this
     Section 7, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies and (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering of the
     Bonds.   Except as provided above, the Company shall not  be
     required to pay any amount for any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 8, 9 or 13 hereof, the Company will reimburse the Underwriters for (i) the reasonable fees and expenses of Counsel for the Underwriters, and
     (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          8. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Funding Corporation and the Company and of any certificates furnished by the Funding Corporation and the Company on the Closing Date and to the following conditions:

          (a) The Prospectus shall have been transmitted for filing to the Commission pursuant to Rule 424(b) prior to 5:30 p.m., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

           (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Funding Corporation, the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of each of the Funding Corporation and the Company to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or, to the knowledge of the Funding Corporation or the Company, respectively, threatened by, the Commission.

           (c) At the Closing Date, there shall have been issued and there shall be in full force and effect an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act"), authorizing the issuance and sale of the Bonds.

           (d) At the Closing Date, the Underwriters shall have received from Monroe & Lemann (A Professional Corporation) and Reid & Priest LLP, as counsel to the Company, and Reid & Priest LLP, as counsel to the Funding Corporation, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

           (e) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

           (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the
     Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 1996 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (A) set forth in the Prospectus and (B) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

           (g) At the Closing Date, the Underwriters shall have received (i) certificates, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of each of the Funding Corporation and the Company, respectively, to the effect that (A) the representations and warranties of the Funding Corporation and the Company, as the case may be, contained herein are true and correct, and (B) each of the Funding Corporation and the Company has performed and complied with all agreements and conditions in this Underwriting Agreement on its part to be performed or complied with at or prior to the Closing Date, and (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company that since the most recent date as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus as it may then be amended or supplemented.

           (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Indenture and the Supplemental Indenture.

           (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 8(f) hereof.

           (j) Between the date hereof and the Closing Date, no Lease Default (as defined in the Prospectus) under each Lease (as defined in the Prospectus), no Lease Indenture Default (as defined in the Prospectus) under each Lease Indenture and no default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under the Trust Indenture shall have occurred.

           (k) Between the date hereof and the Closing Date, no other event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Bonds.

           (l) Prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of Baa3 or higher from Moody's Investors Service, Inc. and BBB- or higher from Standard & Poor's.

           (m) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard and
     Poor's shall have lowered its rating of any of the Company's debt securities in any respect.

           (n) The Bonds shall, upon delivery to the Underwriters in accordance with this Underwriting Agreement, be secured by the Pledged Lessor Bonds (as defined in the Prospectus) in accordance with the Trust Indenture; the conditions precedent to a refunding, as set forth in the Participation Agreements (including, without limitation, Sections 2(b) and 10(c) thereof) and the Refunding Agreements (including, without limitation, Article 2 thereof), shall have been met prior to the issuance and delivery of such Pledged Lessor Bonds, with none of such conditions precedent having been waived by the Funding Corporation, the Company or the Trustee without the consent of the Underwriters.

          (o) The opinions of counsel required to be delivered by the first two sentences of Section 10(c)(5) of the Participation Agreements as a condition precedent to a refunding shall also be addressed and delivered to the Underwriters, except for the opinions of Special Counsel, NRC Counsel and Special Louisiana Counsel to the Owner Participant named therein, all as described and/or defined in the Participation Agreements, it being understood that such opinions of counsel may be confirmations by counsel of opinions previously delivered by such counsel in connection with the transactions described in or contemplated by the Participation Agreements, provided that such confirmations of opinions shall be dated the Closing Date, shall confirm the previously delivered opinions as of the Closing Date, and shall either be addressed to the Underwriters or shall state that the Underwriters may rely upon the previously delivered opinions, as so confirmed, as if addressed to them.

          (p) The opinions of counsel required to be delivered to the Trustee pursuant to Section 2.04(e) of the Trust
     Indenture shall also be addressed and delivered to the Underwriters.

           (q) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

           (r) The Funding Corporation and the Company will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

           If any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company and the Funding Corporation. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 7 and in Section 11.

          9. Conditions of the Obligations of the Funding Corporation and the Company. The obligations of the Funding Corporation and
the   Company  hereunder  shall  be  subject  to  the   following
conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (b) At the Closing Date there shall be in full force and effect an order of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds.

          In case any of the conditions specified in this Section 9 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company or the Funding Corporation upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 7 and in
Section 11.

          10.    Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20  of
the  Exchange  Act from and against any and all  losses,  claims,
damages   or  liabilities,  joint  or  several,  to  which   each
Underwriter  or any or all of them may become subject  under  the
Securities  Act  or  any other statute or common  law  and  shall reimburse  each Underwriter and any such controlling  person  for any  legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection
with   investigating   any  such  losses,  claims,   damages   or
liabilities or in connection with defending any actions,  insofar as such losses, claims, damages, liabilities, expenses or actions arise  out  of or are based upon an untrue statement  or  alleged untrue statement of a material fact required to be stated therein or  contained  in  the  Registration  Statement,  as  amended  or supplemented,  or  the  omission or  alleged  omission  to  state therein  a  material  fact  required  to  be  stated  therein  or necessary to make the statements therein not misleading, or  upon an  untrue  statement or alleged untrue statement of  a  material fact contained in the Basic Prospectus (if used prior to the time the  Prospectus  is  transmitted for  filing  to  the  Commission pursuant  to Rule 424(b)), or in the Prospectus, as each  may  be amended  or supplemented, or the omission or alleged omission  to state  therein  a material fact necessary in order  to  make  the statements therein, in the light of the circumstances under which they  were  made,  not misleading; provided,  however,  that  the indemnity  agreement contained in this paragraph shall not  apply to  any  such  losses, claims, damages, liabilities, expenses  or actions  arising out of, or based upon, any such untrue statement or  alleged  untrue  statement, or any such omission  or  alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to  the  Company  by  any  Underwriter specifically  for  use  in connection  with  the preparation of the Registration  Statement, the Basic Prospectus (if used prior to the date the Prospectus is transmitted for filing to the Commission pursuant to Rule 424(b))
or  the  Prospectus or any amendment or supplement to any thereof or  arising out of or based upon statements in or omissions  from the  Statement  of  Eligibility, and provided further,  that  the indemnity agreement contained in this subsection shall not  inure to the benefit of any Underwriter or to the benefit of any person controlling  any  Underwriter  on account  of  any  such  losses, claims,  damages, liabilities, expenses or actions  arising  from the  sale  of  the Bonds to any person in respect  of  any  Basic
Prospectus  or  the  Prospectus,  as  supplemented  or   amended,
furnished by an Underwriter to a person to whom any of the  Bonds were  sold  (excluding in both cases, however, any document  then
incorporated  or  deemed  incorporated  by  reference   therein),
insofar  as  such indemnity relates to any untrue  or  misleading statement  or  omission  made  in the  Basic  Prospectus  or  the
Prospectus  but eliminated or remedied prior to the  consummation of  such  sale in the Prospectus, or any amendment or  supplement thereto, furnished pursuant to Section 7(d) hereof, respectively, unless  a copy of the Prospectus (in the case of such a statement or  omission  made in the Basic Prospectus) or such amendment  or supplement (in the case of such a statement or omission  made  in
the   Prospectus)   (excluding,  however,   any   document   then
incorporated   or  deemed  incorporated  by  reference   in   the
Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls  the foregoing within the meaning of Section 15  of  the
Securities  Act  or  Section 20 of the  Exchange  Act,  from  and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the  Securities Act or any other statute or common law and  shall
reimburse   each  of  them  for  any  legal  or  other   expenses
(including,  to  the  extent  hereinafter  provided,   reasonable
counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is transmitted for filing to the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus
(if used prior to the date the Prospectus is transmitted for filing to the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in  respect of which indemnity may be sought pursuant to  any  of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party  shall have the right to participate at its own expense  in the  defense or, if it so elects, to assume (in conjunction  with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified
party  and  the  payment  of  all  fees  and  expenses.   If  the
indemnifying party shall elect not to assume the defense  of  any
such   action,   the  indemnifying  party  shall  reimburse   the
indemnified  party for the reasonable fees and  expenses  of  any
counsel  retained  by such indemnified party.   Such  indemnified
party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named  parties  to  any  such  action  (including  any  impleaded
parties)  include  each  of  such  indemnified  party   and   the
indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of  the same general allegations or circumstances, be liable  for the  reasonable fees and expenses of more than one separate  firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment).
The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be  liable for any settlement of any such action effected without its  consent, but if any such action is settled with the  consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such
indemnified   party,   unless   such   settlement   includes   an
unconditional  release  of  such  indemnified  party   from   all
liability on claims which are the subject matter of such action, suit or proceeding.

          (d)    If the indemnification provided for under subsections (a),
(b)  or  (c)  in this Section 10 is unavailable to an indemnified party  in  respect of any losses, claims, damages or  liabilities referred  to therein, then each indemnifying party,  in  lieu  of indemnifying  such  indemnified party, shall  contribute  to  the amount  paid or payable by such indemnified party as a result  of
such   losses,  claims,  damages  or  liabilities  (i)  in   such
proportion  as  is  appropriate to reflect the relative  benefits received by the Company and the Underwriters from the offering of the  Bonds or (ii) if the allocation provided by clause (i) above is  not  permitted  by applicable law, in such proportion  as  is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the  one  hand and of the Underwriters on the other in connection with  the statements or omissions which resulted in such  losses, claims,  damages  or liabilities, as well as any  other  relevant equitable considerations.  The relative benefits received by  the
Company  on the one hand and the Underwriters on the other  shall be deemed to be in the same proportion as the total proceeds from
the   offering   (after  deducting  underwriting  discounts   and
commissions  but  before deducting expenses) bear  to  the  total
underwriting   discounts   and  commissions   received   by   the
Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section  10(d) were determined by pro rata allocation or  by  any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

          11. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding,  (a)  the indemnity and contribution  agreements
contained   in  Section  10  of,  and  the  representations   and
warranties and other agreements of the Funding Corporation and the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Funding Corporation or the Company, or its directors or officers or any of the other persons referred to in
Section 10 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 10 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

            SECTION   8.   Default  of  Underwriters.    If   any
Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds which such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds which any Underwriter has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed  to  purchase hereunder, and, in addition,  the  principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, who are members  of  the NASD (or, if not members of the  NASD,  who  are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of
Section 7 and in Section 11. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.


          13. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from Morgan
Stanley  &  Co.  Incorporated  to the  Company  and  the  Funding
Corporation,  if  (a) after the execution and  delivery  of  this
Underwriting Agreement and prior to the Closing Date (i)  trading generally  shall  have  been suspended  on  the  New  York  Stock
Exchange by The New York Stock Exchange, Inc., the Commission  or
other governmental authority, (ii) minimum or maximum ranges  for prices  shall  have been generally established on  the  New  York
Stock  Exchange  by  The  New  York  Stock  Exchange,  Inc.,  the
Commission  or  other  governmental authority,  (iii)  a  general moratorium  on  commercial  banking activities  shall  have  been declared by either Federal or New York State authorities, or (iv)
there shall have occurred any material outbreak or escalation  of hostilities  or any calamity or crisis that, in the  judgment  of
Morgan  Stanley & Co. Incorporated, is material and  adverse  and
(b) in the case of any of the events specified in clauses (a) (i)
through  (iv), such event singly or together with any other  such event  makes it, in the reasonable judgment of Morgan  Stanley  &
Co.  Incorporated,  impracticable  to  market  the  Bonds.   This
Underwriting Agreement shall also be subject to termination, upon notice by Morgan Stanley & Co. Incorporated as provided above, if, in the judgment of Morgan Stanley & Co. Incorporated, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds by the Underwriters or to the activity of the Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 13, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 7 and in
Section 11.

          14. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE
GOVERNED  BY THE LAW OF THE STATE OF NEW YORK.  This Underwriting
Agreement  shall  become effective when  a  fully  executed  copy thereof is delivered to the Company and to Morgan Stanley  &  Co.
Incorporated.  This Underwriting Agreement may be executed in any number  of separate counterparts, each of which, when so executed and  delivered,  shall be deemed to be an  original  and  all  of which,  taken  together, shall constitute but one  and  the  same
agreement.   This  Underwriting  Agreement  shall  inure  to  the
benefit  of  each  of the Company, the Funding  Corporation,  the
Underwriters and, with respect to the provisions of  Section  10, each  director, officer and other persons referred to in  Section
10,  and  their respective successors.  Should any part  of  this
Underwriting  Agreement for any reason be declared invalid,  such declaration  shall  not  affect the  validity  of  any  remaining portion,  which remaining portion shall remain in full force  and effect  as if this Underwriting Agreement had been executed  with
the  invalid  portion  thereof  eliminated.   Nothing  herein  is
intended or shall be construed to give to any other person,  firm or  corporation  any legal or equitable right,  remedy  or  claim under  or  in  respect  of  any provision  in  this  Underwriting
Agreement.   The  term "successor" as used in  this  Underwriting
Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

          15. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to
Morgan Stanley & Co. Incorporated at the address set forth at the beginning of this Underwriting Agreement (to the attention of the
General Counsel), if to the Company, shall be mailed or delivered to  it  at  639  Loyola  Avenue, New  Orleans,  Louisiana  70113,
Attention:   Secretary, if to Entergy Services,  Inc.,  shall  be
mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer or, if to the Funding
Corporation,  shall  be mailed or delivered to  it  c/o  National
Corporate  Research, Ltd., 224 West 34th Street, Suite 2110,  New
York,  New York 10122, Attention: John Morrissey, with a copy  to
Reid & Priest LLP, 40 West 57th Street, New York, New York 10019,
Attention: John T. Hood, Esq.
16.

                              Very truly yours,

                              W3A Funding Corporation



                              By:/s/ John Morrissey
                            Name:    John Morrissey
                           Title:    Vice President


                            Entergy Louisiana, Inc.



                              By:/s/ William J. Regan, Jr.
                            Name:    William J. Regan, Jr.
                           Title:Vice President and Treasurer




Accepted as of the date first above written:

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

By:  Morgan Stanley & Co. Incorporated



   By:/s/ Bruce Paone
 Name:    Bruce Paone
Title:    Vice President

                                                        EXHIBIT A

                [Letterhead of Monroe & Lemann]

                                             July 14, 1997

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036-8293

Ladies and Gentlemen:

           We, together with Reid & Priest LLP, of New York, New York, have acted as counsel for Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective June __, 1997 (the "Underwriting Agreement"), among W3A Funding Corporation, a Delaware corporation (the "Funding Corporation"), the Company and you, of $307,632,000 aggregate principal amount of the Funding Corporation's Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (the "Bonds"). The Bonds are being issued pursuant to the Collateral Trust Indenture dated as of July 1, 1997, as amended by Supplemental Indenture No. 1 thereto, dated as of July 1, 1997 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among the Funding Corporation, the Company and Bankers Trust Company, as trustee (the "Trustee"). This opinion is being rendered to you at the request of the Company.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus; (e) the records of various corporate proceedings relating to the authorization, execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Funding Corporation. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana, has due corporate power and authority to conduct the business which it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the State of Louisiana.

          (ii) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

           (4) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

           (5) The execution, delivery and performance by the Company of the Underwriting Agreement and the Trust Indenture and the consummation of the transactions contemplated thereby (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-Laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Trust Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

           (6) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was transmitted for filing to the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, when filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (7) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Funding Corporation; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body including without limitation the Nuclear Regulatory Commission (other than the declaration of effectiveness of the Registration Statement under the Securities Act or the qualification of the Trust Indenture under the TIA, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Trust Indenture and the Underwriting Agreement.

           (8) Assuming the capacity of the Owner Participant (as defined in the Prospectus), the Owner Trustee and the Lease Indenture Trustee (as defined in the Prospectus) to engage in the transactions contemplated by each Lease Indenture (as defined in the Prospectus) and the Transaction Documents, (a) the Pledged Lessor Bonds (as defined in the Prospectus) are equally and ratably secured by a lien on and security interest in (i) the related Undivided Interest (as defined in the Prospectus) and
(ii) the rights of the Owner Trustee under the Transaction Documents, including the right to receive all payments of Basic Rent (as defined in Appendix A to the Participation Agreement) and certain other payments made by the Company, subject to certain exceptions (including, but not limited to, the creation of liens in respect of moneys and securities not held by the Lease Indenture Trustee), and (b) the execution by the Owner Trustee and delivery to the Lease Indenture Trustee of each Lease Indenture and the Transaction Documents, and the filings and/or recordings heretofore effected, create a valid and perfected first lien thereon and security interest therein (subject only to certain permitted liens) in favor of the Funding Corporation. The description of the Lease Indenture Estate (as defined in the Prospectus) contained in the Lease Indenture is adequate under the laws of the State of Louisiana to create the lien therein that the Lease Indenture purports to create.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (4) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the
Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time transmitted for filing to the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement, the Prospectus or as to the Statement of Eligibility or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds--Book-Entry Only System."

           We are members of the Louisiana Bar and do not hold ourselves out as experts on the laws of any other state. We have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Louisiana law. As to all matters of New York law, we have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of
Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,

                              MONROE & LEMANN
                              (A Professional Corporation)


                              By:

                                                        EXHIBIT B

               [Letterhead of Reid & Priest LLP]


                                        July 14, 1997

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

           We, together with Monroe & Lemann (A Professional Corporation), of New Orleans, Louisiana, have acted as counsel for Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective June __, 1997 (the "Underwriting Agreement"), among W3A Funding Corporation, a Delaware corporation ("Funding Corporation"), the Company and you, of $307,632,000 aggregate principal amount of the Funding Corporation's Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (the "Bonds"). The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of July 1, 1997, as amended by Supplemental Indenture No. 1, dated as of July 1, 1997 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among the Funding Corporation, the Company and Bankers Trust Company, as trustee (the "Trustee"). This opinion is being rendered to you at the request of the Company.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus; (e) the records of various corporate proceedings relating to the authorization, execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by Funding Corporation. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (iv) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (vi) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (vii) The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not violate any provision of, or constitute a default under, any of the Transaction Documents.

          (viii)        Except as to the financial statements and other
financial  or  statistical  data  included  or  incorporated   by
reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was transmitted for filing to the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and  (except  with respect to the Statement of Eligibility,  upon which  we  do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, when filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities
Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (ix) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent  or other order of any governmental body including without limitation the Nuclear Regulatory Commission (other than the declaration  of effectiveness of the Registration Statement under the  Securities
Act  or  the qualification of the Trust Indenture under the  TIA, which  have  been duly obtained, or in connection  or  compliance with  the  provisions of the securities or blue sky laws  of  any jurisdiction) is legally required to permit the issuance and sale
of   the  Bonds  by  the  Funding  Corporation  pursuant  to  the
Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Trust
Indenture and the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time transmitted for filing to the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Statement of Eligibility or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds--Book-Entry Only System."

           We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Louisiana law, we have relied upon the opinion of even date herewith addressed to you of Monroe & Lemann (A Professional Corporation). We have not examined into and are not passing upon matters relating to title to property, franchises or the liens of the Trust Indenture or the Lease Indentures (as defined in the Prospectus).

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Monroe & Lemann (A Professional Corporation) may rely on this opinion as to matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.

                              Very truly yours,


                              REID & PRIEST LLP

                                                        EXHIBIT C

               [Letterhead of Reid & Priest LLP]

                                                  July 14, 1997

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

           We have acted as special counsel to W3A Funding Corporation, a Delaware corporation ("Funding Corporation"), in connection with the issuance and sale to you of $307,632,000 aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (the "Bonds"), pursuant to the Underwriting Agreement, effective June __, 1997 (the "Underwriting Agreement"), among Funding Corporation, Entergy Louisiana, Inc., a Louisiana corporation ("Entergy Louisiana"), and you. The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of July 1, 1997 (the "Original Indenture"), as amended by Supplemental Indenture No. 1 thereto (the "Supplemental Indenture"), dated as of July 1, 1997 (the Original Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among Funding Corporation, Entergy Louisiana and Bankers Trust Company, as Trustee (the "Trustee"). This opinion is being rendered to you at the request of Funding Corporation.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) Funding Corporation's Certificate of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by Funding Corporation and the authorization, execution and delivery by Funding Corporation of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Funding Corporation. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

           (1) Funding Corporation is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate power and authority to own its properties and conduct its business as described in the Prospectus.

           (2) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of Funding Corporation, has been duly and validly executed and delivered by Funding Corporation, is a legal, valid and binding obligation of Funding Corporation enforceable against Funding Corporation in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

           (3) The Bonds have been duly and validly authorized, executed and issued by Funding Corporation and are legal, valid and binding obligations of Funding Corporation enforceable against Funding Corporation in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Trust Indenture.

           (4) The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (5) The Commission has issued an order under the Holding Company Act authorizing the issuance and sale of the Bonds, and no other approval, authorization, consent or other order of any regulatory body (other than the declaration of effectiveness of the Registration Statement under the Securities Act or the qualification of the Trust Indenture under the TIA, which have been duly obtained, or such registration or qualification as may be required under the securities or blue sky laws of any jurisdiction) is legally required for the valid issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Funding Corporation of its obligations with respect to the Bonds or under the Trust Indenture and the Underwriting Agreement.

           (6) It is not necessary for Funding Corporation to register as an investment company pursuant to the Investment
Company Act of 1940, as amended, in order to participate in the transactions contemplated by the Prospectus.

            (7)   The   Underwriting  Agreement  has  been   duly
authorized, executed and delivered by Funding Corporation.

           (8) The execution, delivery and performance by Funding Corporation of the Underwriting Agreement, the Bonds or the Trust Indenture and the consummation of the transactions contemplated thereby (a) will not violate any provision of Funding Corporation's Certificate of Incorporation or By-Laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Trust Indenture) any of the assets of Funding Corporation pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which Funding Corporation is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation known to us to be applicable to Funding Corporation or any provision of any order, writ, judgment or decree of any governmental instrumentality known to us to be applicable to Funding Corporation (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

           (9) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "W3A Funding Corporation", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (10) No recordation, registration or filing of the Original Indenture, the Supplemental Indenture or any other supplemental indenture or instrument of further assurance is necessary to make effective the lien intended to be created by the Trust Indenture with respect to the Pledged Property (as defined in the Original Indenture).

           The  opinion expressed in paragraph (10) above assumes
(x) the due authorization, execution and delivery of the Original Indenture and the Supplemental Indenture by each of the parties thereto (other than Funding Corporation) and that the same constitute  the  legal,  valid and  binding  agreements  of  such parties, enforceable against such parties in accordance with their respective terms, (y) that no property of the types described in the Granting Clauses of the Original Indenture, other than the Pledged Lessor Bonds (as defined in the
Prospectus), has been subjected to the lien of the Trust Indenture, and (z) that the Trustee has obtained and continues to retain possession of such Pledged Lessor Bonds.

           In rendering the opinions set forth above, we have not passed upon and do not purport to pass upon the application of any laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner or for any other purpose by any other person without our prior written consent, except that the Trustee, Funding Corporation and Entergy Louisiana are entitled to rely on this opinion as if addressed to them.

                              Very truly yours,


                              REID & PRIEST LLP

                                                        EXHIBIT D

      [Letterhead of Winthrop, Stimson, Putnam & Roberts]

                                                  July 14, 1997

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036-8293

Ladies and Gentlemen:

           We have acted as counsel for you as the several underwriters of $307,632,000 in aggregate principal amount of Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (the "Bonds") issued by W3A Funding Corporation, a Delaware corporation (the "Funding Corporation"), pursuant to the Underwriting Agreement, effective June __, 1997 (the "Underwriting Agreement"), among the Funding Corporation, Entergy Louisiana, Inc, a Louisiana corporation ("Entergy Louisiana"), and you. The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of July 1, 1997, as amended by Supplemental Indenture No. 1 thereto, dated as of July 1, 1997 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among the Funding
Corporation, Entergy Louisiana and Bankers Trust Company, as Trustee (the "Trustee").

          We are members of the bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you of Monroe & Lemann (A Professional Corporation) as to all matters of Louisiana law related to this opinion. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 8(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

           In our capacity as your counsel, we have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have relied upon representations and certifications of the Company and Funding Corporation in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement. In such review, we have assumed the genuineness of all signatures, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company or Funding Corporation, titles to property, franchises or the liens of the
Trust Indenture or the Lease Indentures (as defined in the Prospectus). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

           (1) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of each of the Company and the Funding Corporation, has been duly and validly executed and delivered by each of the Company and the Funding Corporation, and is a legal, valid and binding instrument of each of the Company and the Funding Corporation enforceable against the Company and the Funding Corporation in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and, to the best of our knowledge, is qualified under the TIA and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Funding Corporation, and are legal, valid and binding obligations of the Funding Corporation enforceable against the Funding Corporation in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security purported to be afforded by the Trust Indenture.

           (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            (4)    The  Underwriting  Agreement  has  been   duly
authorized, executed and delivered by the Funding Corporation and the Company.

           (5) An appropriate order has been issued by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Funding Corporation and, to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than the declaration of effectiveness of the Registration Statement under the Securities Act or the qualification of the Trust Indenture under the TIA, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was transmitted for filing to the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the day filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the Funding Corporation and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Funding Corporation, the Company and Entergy Services, Inc., with counsel for the Funding Corporation and the Company and with your representatives. Our review of the Registration Statement and the Prospectus, and the above-mentioned discussions, did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time transmitted for filing to the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus, as to the Statement of Eligibility or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds-Book-Entry Only System."

            This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                         Very truly yours,




                         WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT E





     ITEMS  CONTAINED  IN  EXCHANGE ACT  DOCUMENTS  PURSUANT  TO
     SECTION 8(f)(iv) OF THE UNDERWRITING AGREEMENT FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN




         Caption                 Pages               Items

Annual Report on Form 10-K for
the year ended December 31, 1996

"SELECTED FINANCIAL DATA--
FIVE-YEAR  COMPARISON"           93         The amounts  of  electric
                                            operatin revenues (by source)
                                            for the twelve month periods
                                            ended December 31, 1996 and 1995.

Quarterly Report on Form 10-Q for
the period ended March 31, 1997

"SELECTED OPERATING
RESULTS"                         38         The amounts of electric operating
                                            revenues (by source) for the three
                                            months ended March 31, 1997 and
                                            1996.